Rule 497(e)
File Nos. 811-05817; 333-162251

VARIFUND ADVISOR
Flexible Premium Variable Deferred Annuity

Issued by Varifund Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated October 6, 2009 to the
Prospectus dated May 1, 2003

Recently, the Board of Trustees of the Van Eck Worldwide Insurance Trust (the “Van Eck Trust”) approved a Plan of Liquidation and Dissolution for the Van Eck WIT Worldwide Real Estate Fund (the “Real Estate Fund”).

The Liquidation and Dissolution of the Real Estate Fund is anticipated to take place on or about December 8, 2009 (the “Liquidation Date”).  The Liquidation Date may be changed without notice at the discretion of the Van Eck Trust’s officers.

In addition, effective Friday, November 6, 2009, the Subaccount investing in the Real Estate Fund will be closed to new Contributions and incoming Transfers.

Any Policy owner utilizing a custom transfer feature such as Dollar Cost Averaging or Account Rebalancing involving the Real Estate Fund should contact the Customer Service Center immediately to make alternate arrangements.  If you fail to make alternate arrangements by the Closure Date, allocations made to the Real Estate Fund Subaccount utilizing the custom transfer feature will be directed to the Fidelity Money Market Portfolio Subaccount.

You may elect to transfer your contract value in the Real Estate Fund Subaccount before the Liquidation Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from the Real Estate Fund Subaccount to another Portfolio Subaccount or the web site at www.gwrs.com.

If you have not transferred your contract value out of the Real Estate Fund Subaccount as of the Liquidation Date, your contract value invested in the Real Estate Fund Subaccount will be automatically transferred to the Fidelity VIP Money Market Portfolio Subaccount.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.